UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Principal Amount		Value
Asset-Backed Securities—3.7%
American Credit Acceptance Receivables Trust, Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	$1,250,000	$	1,251,007
AmeriCredit Automobile Receivables Trust:
Series 2014-4, Cl. D, 3.07%, 11/9/20	830,000		836,005
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,175,000		1,177,341
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	2,115,000		2,129,854
Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19	955,000		968,308
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,440,000		1,454,124
Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,445,000		1,450,370
DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,560,000		1,571,637
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,920,000		3,973,390
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	3,230,000		3,267,704
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	4,660,000		4,686,443
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000		65,229
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	2,915,000		2,972,791
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	1,015,000		1,010,586
First Investors Auto Owner Trust:
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,505,000		1,522,351
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,115,000		1,126,485
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	1,305,000		1,313,927
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	1,627,458		1,626,509
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.487%, 10/25/19[1,2]	1,090,000		1,090,423
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	3,200,000		3,335,585
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,415,000		2,557,970
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,675,000		1,687,852
Series 2015-3, Cl. D, 3.49%, 5/17/21	3,065,000		3,077,301
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	1,245,000		1,251,714
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,405,000		1,394,829
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,490,000		1,486,428
Total Asset-Backed Securities (Cost $47,921,830)			48,286,163

Mortgage-Backed Obligations—61.3%
Government Agency—55.5%
FHLMC/FNMA/FHLB/Sponsored—54.1%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	54,152		56,498
5.50%, 4/1/18	524,812		550,343
6.00%, 5/1/18-10/1/29	3,002,260		3,351,072
6.50%, 4/1/18-4/1/34	1,809,351		2,047,085
7.00%, 8/1/16-10/1/37	1,176,803		1,373,701
7.50%, 1/1/32-9/1/33	3,504,365		4,136,570
8.00%, 4/1/16	13,344		13,418

1    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
8.50%, 3/1/31	$49,167	$	53,827
9.00%, 8/1/22-5/1/25	76,254		84,312
10.00%, 8/1/21	31,780		32,217
11.50%, 6/1/20-11/17/20	54		55
Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	18,039		19,566
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 4.473%, 2/1/28[3]	178,176		30,067
Series 205, Cl. IO, 11.994%, 9/1/29[3]	1,225,385		298,877
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	71,209		20,253
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	429,766		81,306
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	22,210,139		22,590,687
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K015, Cl. A1, 2.257%, 10/25/20	571,316		583,940
Series K035, Cl. A1, 2.615%, 3/25/23	8,789,894		8,891,698
Series K040, Cl. A1, 2.768%, 4/25/24	14,708,531		15,090,357
Series K041, Cl. A1, 2.72%, 8/25/24	11,744,971		12,046,881
Series K042, Cl. A1, 2.267%, 6/25/24	6,068,486		6,095,175
Series K043, Cl. A1, 2.532%, 10/25/23	7,443,686		7,591,744
Series K044, Cl. A1, 2.321%, 3/25/24	14,967,261		15,068,784
Series K045, Cl. A1, 2.493%, 11/25/24	11,971,441		12,118,942
Series K046, Cl. A1, 2.697%, 1/25/25	10,000,000		10,191,160
Series K503, Cl. A1, 1.384%, 1/25/19	11,548,357		11,536,485
Series K709, Cl. A1, 1.56%, 10/25/18	1,538,914		1,548,829
Series K716, Cl. A1, 2.413%, 1/25/21	4,155,910		4,262,767
Series K717, Cl. A1, 2.342%, 2/25/21	5,921,046		6,064,166
Series K718, Cl. A1, 2.375%, 9/25/21	9,969,838		10,123,374
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.452%, 12/1/31[5]	267,718		248,123
Series 219, Cl. PO, 13.528%, 3/1/32[5]	788,654		730,404
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.836%, 6/15/21[2]	3,543		3,578
Series 151, Cl. F, 9.00%, 5/15/21	12,323		13,698
Series 1695, Cl. F, 2.05%, 3/15/24[2]	971,626		1,004,452
Series 2035, Cl. PC, 6.95%, 3/15/28	664,975		762,535
Series 2084, Cl. ZC, 6.50%, 8/15/28	336,511		378,023
Series 2116, Cl. ZA, 6.00%, 1/15/29	453,196		516,454
Series 2122, Cl. FD, 0.536%, 2/15/29[2]	512,153		515,876
Series 2132, Cl. FN, 1.084%, 3/15/29[2]	717,071		735,593
Series 2148, Cl. ZA, 6.00%, 4/15/29	778,227		889,783
Series 2195, Cl. LH, 6.50%, 10/15/29	1,187,979		1,363,960
Series 2220, Cl. PD, 8.00%, 3/15/30	191,153		225,036
Series 2281, Cl. Z, 6.50%, 2/15/31	1,598,127		1,834,738
Series 2319, Cl. BZ, 6.50%, 5/15/31	2,547,438		2,932,553
Series 2326, Cl. ZP, 6.50%, 6/15/31	538,058		600,868
Series 2344, Cl. FP, 1.136%, 8/15/31[2]	388,556		400,164
Series 2368, Cl. TG, 6.00%, 10/15/16	14,505		14,716
Series 2392, Cl. FB, 0.786%, 1/15/29[2]	117,521		119,447
Series 2396, Cl. FE, 0.786%, 12/15/31[2]	222,951		226,894
Series 2401, Cl. FA, 0.836%, 7/15/29[2]	165,122		168,092

2    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2427, Cl. ZM, 6.50%, 3/15/32	$119,460	$	137,712
Series 2464, Cl. FI, 1.186%, 2/15/32[2]	235,886		242,158
Series 2470, Cl. LF, 1.186%, 2/15/32[2]	241,332		247,749
Series 2471, Cl. FD, 1.186%, 3/15/32[2]	346,241		355,463
Series 2481, Cl. AF, 0.736%, 3/15/32[2]	202,236		205,127
Series 2500, Cl. FD, 0.686%, 3/15/32[2]	362,921		368,105
Series 2504, Cl. FP, 0.686%, 3/15/32[2]	393,673		398,529
Series 2526, Cl. FE, 0.586%, 6/15/29[2]	429,918		434,218
Series 2530, Cl. FD, 0.686%, 2/15/32[2]	470,317		476,148
Series 2538, Cl. F, 0.786%, 12/15/32[2]	51,487		52,247
Series 2550, Cl. FI, 0.536%, 11/15/32[2]	181,294		182,200
Series 2551, Cl. FD, 0.586%, 1/15/33[2]	388,160		391,487
Series 2564, Cl. MP, 5.00%, 2/15/18	3,680,433		3,837,197
Series 2585, Cl. HJ, 4.50%, 3/15/18	2,080,076		2,170,638
Series 2627, Cl. KM, 4.50%, 6/15/18	614,560		641,343
Series 2630, Cl. MB, 4.50%, 6/15/18	752,492		785,290
Series 2635, Cl. AG, 3.50%, 5/15/32	2,568,642		2,681,561
Series 2668, Cl. AZ, 4.00%, 9/15/18	277,712		287,897
Series 2676, Cl. KY, 5.00%, 9/15/23	1,345,005		1,453,949
Series 2707, Cl. QE, 4.50%, 11/15/18	1,802,891		1,886,098
Series 2708, Cl. N, 4.00%, 11/15/18	1,619,855		1,679,369
Series 2764, Cl. OE, 4.50%, 3/15/19	2,492,275		2,599,232
Series 2770, Cl. TW, 4.50%, 3/15/19	5,053,090		5,285,307
Series 2843, Cl. BC, 5.00%, 8/15/19	784,671		823,698
Series 3010, Cl. WB, 4.50%, 7/15/20	918,980		967,654
Series 3013, Cl. GA, 5.00%, 6/15/34	786,147		795,427
Series 3025, Cl. SJ, 24.07%, 8/15/35[2]	123,280		194,766
Series 3134, Cl. FA, 0.486%, 3/15/36[2]	7,152,863		7,163,839
Series 3342, Cl. FT, 0.636%, 7/15/37[2]	1,564,591		1,571,130
Series 3465, Cl. HA, 4.00%, 7/15/17	22,404		22,446
Series 3645, Cl. EH, 3.00%, 12/15/20	5,277,433		5,429,510
Series 3647, Cl. BD, 3.00%, 12/15/19	5,271,510		5,326,710
Series 3659, Cl. DE, 2.00%, 3/15/19	1,635,012		1,657,019
Series 3741, Cl. PA, 2.15%, 2/15/35	4,699,161		4,778,386
Series 3804, Cl. WJ, 3.50%, 3/15/39	5,913,010		6,123,194
Series 3805, Cl. AK, 3.50%, 4/15/24	653,415		672,920
Series 3815, Cl. BD, 3.00%, 10/15/20	663,891		680,110
Series 3822, Cl. JA, 5.00%, 6/15/40	305,993		328,379
Series 3840, Cl. CA, 2.00%, 9/15/18	445,494		451,381
Series 3848, Cl. WL, 4.00%, 4/15/40	3,372,339		3,474,204
Series 3857, Cl. GL, 3.00%, 5/15/40	3,115,025		3,189,828
Series 3887, Cl. NC, 3.00%, 7/15/26	1,103,352		1,131,569
Series 3917, Cl. BA, 4.00%, 6/15/38	1,427,970		1,487,493
Series 3935, Cl. NA, 3.50%, 10/15/26	7,098,911		7,409,314
Series 4109, Cl. KD, 3.00%, 5/15/32	3,498,869		3,588,785
Series 4221, Cl. HJ, 1.50%, 7/15/23	7,191,164		7,232,880
Series 4350, Cl. CA, 2.00%, 10/15/19	5,792,650		5,900,295
Series 4446, Cl. PL, 2.50%, 7/15/38	6,116,771		6,234,189

3    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 53.625%, 7/17/28[3]	$277,842	$	60,897
Series 2079, Cl. S, 0.00%, 7/17/28[3,4]	499,035		113,947
Series 2493, Cl. S, 45.96%, 9/15/29[3]	325,148		84,338
Series 2526, Cl. SE, 24.477%, 6/15/29[3]	593,984		139,550
Series 2795, Cl. SH, 7.117%, 3/15/24[3]	4,048,810		560,846
Series 2796, Cl. SD, 49.014%, 7/15/26[3]	137,627		29,695
Series 2920, Cl. S, 52.394%, 1/15/35[3]	3,252,150		629,772
Series 2922, Cl. SE, 5.634%, 2/15/35[3]	560,662		106,794
Series 2981, Cl. AS, 0.206%, 5/15/35[3]	1,192,863		238,353
Series 3201, Cl. SG, 1.926%, 8/15/36[3]	1,058,620		196,760
Series 3397, Cl. GS, 15.854%, 12/15/37[3]	78,541		16,298
Series 3424, Cl. EI, 15.518%, 4/15/38[3]	180,004		25,930
Series 3450, Cl. BI, 8.598%, 5/15/38[3]	3,592,906		599,936
Series 3606, Cl. SN, 0.698%, 12/15/39[3]	1,020,315		185,818
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.686%, 5/15/36[2]	3,636,851		3,680,618
Federal National Mortgage Assn.:
3.00%, 7/1/30[6]	8,215,000		8,499,316
3.50%, 7/1/41[6]	79,790,000		82,076,169
4.00%, 7/1/45[6]	72,680,000		76,908,785
4.50%, 7/1/30[6]	10,355,000		10,784,975
5.00%, 7/1/45[6]	930,000		1,027,300
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-8/1/40	27,493,455		28,940,445
4.50%, 9/1/18-8/1/26	6,146,130		6,421,866
5.00%, 2/1/18-7/1/22	9,026,498		9,473,178
5.50%, 9/1/19-5/1/24	5,623,603		5,983,019
6.00%, 3/1/17-2/1/40	7,617,394		8,537,269
6.50%, 6/1/17-1/1/34	9,338,351		10,670,119
7.00%, 11/1/17-2/1/36	6,625,075		7,796,937
7.50%, 2/1/27-8/1/33	9,063,101		10,932,651
8.00%, 6/1/17	111		113
8.50%, 7/1/32	63,090		72,726
9.00%, 8/1/19	3,211		3,491
9.50%, 11/1/21	1,659		1,800
11.00%, 11/1/15-7/20/19	13,796		13,909
11.25%, 2/15/16	462		466
11.50%, 7/15/19	24		24
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 34.363%, 5/25/23[3]	802,212		119,474
Series 254, Cl. 2, 30.626%, 1/25/24[3]	1,059,343		146,983
Series 294, Cl. 2, 14.19%, 2/25/28[3]	1,207,411		288,010
Series 301, Cl. 2, 0.00%, 4/25/29[3,4]	506,364		113,645
Series 321, Cl. 2, 14.546%, 4/25/32[3]	2,887,303		678,218
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	992,476		214,426
Series 331, Cl. 10, 17.587%, 2/25/33[3]	1,440,731		325,569
Series 331, Cl. 4, 0.00%, 2/25/33[3,4]	1,113,881		243,611
Series 331, Cl. 5, 14.728%, 2/25/33[3]	1,670,487		385,816
Series 331, Cl. 6, 7.454%, 2/25/33[3]	1,613,686		393,870

4    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 334, Cl. 10, 10.041%, 2/25/33[3]	$650,481	$	146,043
Series 339, Cl. 15, 7.071%, 10/25/33[3]	567,425		120,997
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	1,099,664		210,365
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	1,105,806		227,378
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	815,057		179,182
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	397,495		87,689
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	1,154,371		251,486
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	616,935		136,802
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.714%, 9/25/32[5]	208,831		194,278
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	13,718		14,700
Series 1991-109, Cl. Z, 8.50%, 9/25/21	10,658		12,019
Series 1997-16, Cl. PD, 7.00%, 3/18/27	1,102,590		1,255,685
Series 1998-59, Cl. Z, 6.50%, 10/25/28	109,752		126,123
Series 1999-54, Cl. LH, 6.50%, 11/25/29	587,010		669,640
Series 2001-69, Cl. PF, 1.187%, 12/25/31[2]	564,366		579,946
Series 2002-12, Cl. PG, 6.00%, 3/25/17	779,492		803,695
Series 2002-19, Cl. PE, 6.00%, 4/25/17	45,528		46,578
Series 2002-29, Cl. F, 1.187%, 4/25/32[2]	252,376		259,163
Series 2002-39, Cl. FD, 1.185%, 3/18/32[2]	510,838		527,653
Series 2002-52, Cl. FD, 0.687%, 9/25/32[2]	425,866		431,662
Series 2002-53, Cl. FY, 0.687%, 8/25/32[2]	318,097		322,209
Series 2002-64, Cl. FJ, 1.187%, 4/25/32[2]	77,778		79,869
Series 2002-65, Cl. FB, 1.187%, 7/25/32[2]	485,146		498,392
Series 2002-68, Cl. FH, 0.685%, 10/18/32[2]	155,418		157,506
Series 2002-77, Cl. TF, 1.185%, 12/18/32[2]	984,242		1,010,282
Series 2002-82, Cl. FE, 1.187%, 12/25/32[2]	444,480		456,259
Series 2002-9, Cl. PC, 6.00%, 3/25/17	412,265		425,150
Series 2002-90, Cl. FJ, 0.687%, 9/25/32[2]	172,794		174,988
Series 2002-90, Cl. FM, 0.687%, 9/25/32[2]	166,148		168,258
Series 2003-100, Cl. PA, 5.00%, 10/25/18	5,138,460		5,390,393
Series 2003-112, Cl. AN, 4.00%, 11/25/18	1,062,718		1,098,831
Series 2003-116, Cl. FA, 0.587%, 11/25/33[2]	275,816		277,629
Series 2003-119, Cl. FK, 0.687%, 5/25/18[2]	1,673,308		1,679,726
Series 2003-130, Cl. CS, 13.726%, 12/25/33[2]	597,472		727,570
Series 2003-21, Cl. FK, 0.587%, 3/25/33[2]	30,688		30,810
Series 2003-26, Cl. XF, 0.637%, 3/25/23[2]	923,123		926,859
Series 2003-44, Cl. CB, 4.25%, 3/25/33	246,819		254,270
Series 2003-84, Cl. GE, 4.50%, 9/25/18	1,096,810		1,142,739
Series 2004-101, Cl. BG, 5.00%, 1/25/20	771,894		791,583
Series 2004-25, Cl. PC, 5.50%, 1/25/34	809,963		853,982
Series 2004-29, Cl. QG, 4.50%, 12/25/32	799,775		808,371
Series 2004-72, Cl. FB, 0.687%, 9/25/34[2]	2,776,159		2,811,977
Series 2005-109, Cl. AH, 5.50%, 12/25/25	5,535,918		6,037,051
Series 2005-45, Cl. XA, 0.527%, 6/25/35[2]	3,567,936		3,571,088
Series 2005-67, Cl. BF, 0.537%, 8/25/35[2]	1,556,896		1,562,608
Series 2005-85, Cl. FA, 0.537%, 10/25/35[2]	3,193,939		3,219,463
Series 2006-11, Cl. PS, 23.881%, 3/25/36[2]	532,895		852,738
Series 2006-46, Cl. SW, 23.514%, 6/25/36[2]	482,211		649,255

5    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2006-50, Cl. KS, 23.514%, 6/25/36[2]	$383,794	$	604,417
Series 2006-50, Cl. SK, 23.514%, 6/25/36[2]	119,891		183,534
Series 2007-113, Cl. DB, 4.50%, 12/25/22	11,643,716		12,322,527
Series 2007-79, Cl. FA, 0.637%, 8/25/37[2]	1,121,387		1,130,797
Series 2008-14, Cl. BA, 4.25%, 3/25/23	1,161,460		1,208,554
Series 2008-24, Cl. DY, 5.00%, 4/25/23	899,007		940,507
Series 2008-75, Cl. DB, 4.50%, 9/25/23	2,833,978		2,948,893
Series 2009-113, Cl. DB, 3.00%, 12/25/20	10,328,812		10,591,407
Series 2009-114, Cl. AC, 2.50%, 12/25/23	533,239		540,511
Series 2009-36, Cl. FA, 1.127%, 6/25/37[2]	5,883,993		6,044,573
Series 2009-37, Cl. HA, 4.00%, 4/25/19	8,245,909		8,517,253
Series 2009-70, Cl. NT, 4.00%, 8/25/19	971,704		1,001,610
Series 2009-70, Cl. TL, 4.00%, 8/25/19	4,746,882		4,892,975
Series 2010-37, Cl. NG, 4.00%, 1/25/28	828,448		831,297
Series 2010-43, Cl. KG, 3.00%, 1/25/21	1,180,495		1,214,963
Series 2011-104, Cl. MA, 2.50%, 10/25/26	770,056		777,988
Series 2011-122, Cl. EC, 1.50%, 1/25/20	6,475,581		6,519,375
Series 2011-15, Cl. DA, 4.00%, 3/25/41	2,667,106		2,790,286
Series 2011-3, Cl. EL, 3.00%, 5/25/20	17,026,277		17,455,655
Series 2011-3, Cl. KA, 5.00%, 4/25/40	2,959,157		3,246,183
Series 2011-38, Cl. AH, 2.75%, 5/25/20	486,215		497,007
Series 2011-44, Cl. EA, 3.00%, 6/25/24	883,067		911,169
Series 2011-45, Cl. NG, 3.00%, 3/25/25	651,162		669,614
Series 2011-45, Cl. TE, 3.00%, 3/25/25	1,178,103		1,212,218
Series 2011-6, Cl. BA, 2.75%, 6/25/20	1,884,239		1,931,583
Series 2011-69, Cl. EA, 3.00%, 11/25/29	2,114,092		2,146,891
Series 2011-82, Cl. AD, 4.00%, 8/25/26	3,465,569		3,593,017
Series 2011-88, Cl. AB, 2.50%, 9/25/26	1,001,965		1,022,774
Series 2012-20, Cl. FD, 0.587%, 3/25/42[2]	1,087,308		1,092,330
Series 2013-22, Cl. JA, 3.50%, 3/25/43	3,780,603		3,911,283
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 28.698%, 12/18/31[3]	431,026		97,884
Series 2001-68, Cl. SC, 20.325%, 11/25/31[3]	359,152		87,131
Series 2001-81, Cl. S, 25.183%, 1/25/32[3]	274,228		64,162
Series 2002-28, Cl. SA, 34.421%, 4/25/32[3]	277,113		60,979
Series 2002-38, Cl. SO, 45.709%, 4/25/32[3]	462,037		93,728
Series 2002-39, Cl. SD, 35.919%, 3/18/32[3]	495,783		129,001
Series 2002-48, Cl. S, 30.062%, 7/25/32[3]	446,719		108,929
Series 2002-52, Cl. SD, 33.589%, 9/25/32[3]	425,866		103,024
Series 2002-52, Cl. SL, 32.441%, 9/25/32[3]	289,368		71,220
Series 2002-53, Cl. SK, 35.498%, 4/25/32[3]	289,279		71,083
Series 2002-56, Cl. SN, 31.753%, 7/25/32[3]	606,720		147,913
Series 2002-60, Cl. SM, 30.474%, 8/25/32[3]	765,009		160,237
Series 2002-77, Cl. IS, 40.368%, 12/18/32[3]	661,341		175,004
Series 2002-77, Cl. SH, 35.632%, 12/18/32[3]	409,837		97,033
Series 2002-9, Cl. MS, 26.124%, 3/25/32[3]	448,567		104,316
Series 2003-33, Cl. IA, 0.00%, 5/25/33[3,4]	88,634		16,383
Series 2003-33, Cl. SP, 29.25%, 5/25/33[3]	978,943		211,225

6    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-38, Cl. SA, 0.00%, 3/25/23[3,4]	$504,692	$	27,026
Series 2003-4, Cl. S, 30.838%, 2/25/33[3]	552,318		141,143
Series 2005-12, Cl. SC, 9.315%, 3/25/35[3]	265,941		58,359
Series 2005-14, Cl. SE, 37.86%, 3/25/35[3]	4,001,753		663,363
Series 2005-40, Cl. SA, 49.052%, 5/25/35[3]	1,634,836		307,441
Series 2005-52, Cl. JH, 2.135%, 5/25/35[3]	821,960		154,800
Series 2005-63, Cl. SA, 47.299%, 10/25/31[3]	1,450,013		315,052
Series 2005-63, Cl. X, 31.308%, 10/25/31[3]	17,165		552
Series 2008-55, Cl. SA, 11.224%, 7/25/38[3]	24,317		3,070
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	756,150		43,251
Series 2009-85, Cl. IO, 0.00%, 10/25/24[3,4]	1,633,724		76,282
Series 2012-134, Cl. SA, 12.555%, 12/25/42[3]	1,905,622		482,949
Series 2012-40, Cl. PI, 0.00%, 4/25/41[3,4]	319,872		57,989
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 13.757%, 10/15/29[3]	19,672,437		127,812
Series 2001-3, Cl. IO, 14.649%, 10/15/31[3]	8,893,238		49,123
Series 2002-2, Cl. IO, 0.823%, 1/15/32[3]	2,272,731		7,005
Series 2002-3, Cl. IO, 10.675%, 8/15/32[3]	32,028,561		234,215
Series 2003-1, Cl. IO, 15.435%, 11/15/32[3]	48,477,995		359,280
			698,717,120

GNMA/Guaranteed—1.0%
Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	53,479		61,039
7.00%, 1/15/28-9/15/29	409,093		461,027
7.50%, 6/15/28-8/15/28	414,984		433,121
8.00%, 9/15/28	15,875		16,037
8.50%, 8/15/17-12/15/17	80,564		84,075
9.50%, 9/15/17	886		901
10.50%, 12/15/17-1/15/21	17,520		17,663
Government National Mortgage Assn. II Pool:
7.00%, 1/20/30	42,663		51,158
11.00%, 10/20/19	13,371		13,455
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 5.685%, 10/16/29[3]	218,627		52,876
Series 2011-52, Cl. HS, 9.235%, 4/16/41[3]	4,902,504		947,487
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	4,724,415		5,588,922
Series 2009-66, Cl. CD, 2.50%, 8/16/39	147,899		150,696
Series 2010-139, Cl. AB, 4.00%, 5/20/36	323,692		326,668
Series 2014-167, Cl. WF, 0.634%, 7/20/44[2]	5,261,061		5,261,608
			13,466,733

Other Agency—0.4%
NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.524%, 12/7/20[2]	5,494,263		5,500,307

7    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Non-Agency—5.8%
Commercial—5.5%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[1,2]	$1,500,051	$	1,525,491
Series 2012-RR2, Cl. 6A3, 2.687%, 9/26/35[1,2]	2,769,943		2,772,608
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	4,080,802		4,082,096
Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[2]	2,381,525		2,408,056
CHL Mortgage Pass-Through Trust, Series 2003-J5, Cl. 2A1, 5%, 7/25/18	673,958		685,034
Citigroup Mortgage Loan Trust, Inc.:
Series 2012-8, Cl. 1A1, 2.708%, 10/25/35[1,2]	4,924,680		4,965,048
Series 2014-8, Cl. 1A1, 0.477%, 7/20/36[1,2]	6,282,316		6,042,303
COMM Mortgage Trust:
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,2]	1,590,000		1,517,948
Series 2013-CR7, Cl. D, 4.494%, 3/10/46[1,2]	2,025,000		1,865,309
CSMC, Series 2009-13R, Cl. 4A1, 2.625%, 9/26/36[1,2]	398,054		400,647
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	805,000		788,501
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,2]	550,000		541,854
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	850,000		825,665
Series 2014-K36, Cl. C, 4.503%, 12/25/46[1,2]	3,250,000		3,318,435
Series 2014-K38, Cl. C, 4.79%, 6/25/47[1,2]	5,250,000		5,455,488
Series 2014-K714, Cl. C, 3.987%, 1/25/47[1,2]	2,500,000		2,544,090
Series 2014-K715, Cl. C, 4.264%, 2/25/46[1,2]	2,205,000		2,242,477
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.937%, 7/25/35[2]	1,330,028		1,315,458
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.569%, 12/15/47[1,2]	1,765,000		1,720,089
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Cl. E, 5.372%, 5/15/45[1,2]	3,255,000		3,290,492
JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.625%, 9/26/36[1,2]	1,514,902		1,517,761
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.666%, 4/21/34[2]	1,010,925		1,035,851
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.816%, 11/15/45[1,2]	1,795,000		1,772,833
Series 2013-C11, Cl. D, 4.562%, 8/15/46[1,2]	1,700,000		1,621,887
Series 2013-C13, Cl. D, 5.058%, 11/15/46[1,2]	4,060,000		3,943,186
Series 2013-C7, Cl. D, 4.437%, 2/15/46[1,2]	260,000		245,095
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 1.969%, 11/26/36[1,2]	5,323,077		5,222,191
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.379%, 6/26/46[1,2]	2,487,776		2,509,679
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.447%, 8/25/34[2]	1,250,660		1,242,810
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[1,2]	630,000		629,344
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.606%, 12/15/45[1,2]	930,000		896,398
Series 2012-C8, Cl. E, 5.038%, 8/15/45[1,2]	1,620,000		1,636,181
			70,580,305

8    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Residential—0.3%
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.555%, 12/25/34[2]	$1,007,609	$	998,433
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	126,016		102,388
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,762,117		1,438,609
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.418%, 10/25/33[2]	936,222		957,468
			3,496,898
Total Mortgage-Backed Obligations (Cost $776,909,583)			791,761,363

U.S. Government Obligations—48.5%
Federal Home Loan Mortgage Corp. Nts., 0.57%, 8/26/16	18,000,000		18,011,340
Federal National Mortgage Assn. Nts.:
1.00% Nts., 9/27/17	13,393,000		13,446,103
1.50% Nts., 6/22/20	60,000,000		59,275,380
United States Treasury Nts.:
0.625%, 4/30/18	97,780,000		96,840,432
0.75%, 2/28/18	195,665,000		194,793,704
1.375%, 9/30/18-3/31/20	150,589,000		151,457,033
2.00%, 9/30/207	39,215,000		39,769,539
2.25%, 11/30/17	52,000,000		53,787,500
Total U.S. Government Obligations (Cost $625,430,360)			627,381,031

Total Investments, at Value (Cost $1,450,261,773)	113.5%		1,467,428,557
Net Other Assets (Liabilities)	(13.5)		(174,903,989)

Net Assets	100.0%	$	1,292,524,568

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $100,848,474 or 7.80% of the Fund’s net assets as of June 30, 2015.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $13,597,328 or 1.05% of the Fund’s net assets as of June 30, 2015.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,172,805 or 0.09% of the Fund’s net assets as of June 30, 2015.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,904,443. See Note 5 of the accompanying Notes.

9    Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of June 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	9/21/15	3	$452,531	$(1,317)
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/15	1,367	299,287,563	(373,554)
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/15	1,406	177,397,656	1,068,496
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/15	808	101,946,875	(330,246)
United States Treasury Ultra Bonds	CBT	Buy	9/21/15	4	616,250	(15,925)

						$347,454

Centrally Cleared Interest Rate Swaps at June 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount(000’s)	Value
BAC	Receive	Three-Month USD BBA LIBOR	2.114%	5/31/22	USD 100,450	$477,871

Glossary:

Counterparty Abbreviation

BAC	Barclays Bank plc

Definition

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate

Exchange Abbreviations:

CBT	Chicago Board of Trade

10    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when

11    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

12    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

13    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$48,286,163	$—	$48,286,163
Mortgage-Backed Obligations	—	791,761,363	—	791,761,363
U.S. Government Obligations	—	627,381,031	—	627,381,031

Total Investments, at Value	—	1,467,428,557	—	1,467,428,557
Other Financial Instruments:
Centrally cleared swaps, at value	—	477,871	—	477,871
Futures Contracts	1,068,496	—	—	1,068,496

Total Assets	$1,068,496	$1,467,906,428	$—	$1,468,974,924

Liabilities Table
Other Financial Instruments:
Futures contracts	$(721,042)	$—	$—	$(721,042)

Total Liabilities	$(721,042)	$—	$—	$(721,042)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

14    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$385,467,536
Sold securities	206,080,310

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At the period ended June 30, 2015, the counterparty pledged $54,215 of collateral to the Fund for forward roll transactions.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In

15    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances

16    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

17    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $17,977,709 and $411,373,682 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

    The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

18    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

    For the period ended June 30, 2015, the Fund had ending monthly average notional amounts of $10,450,000 on interest rate swaps which pay a fixed rate.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract. The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $44,009 on written swaptions.

Written swaption activity for the period ended June 30, 2015 was as follows:

	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2014	—	$—
Swaptions written	300,000,000	510,000
Swaptions closed or expired	—	—
Swaptions exercised	(300,000,000)	(510,000)

Swaptions outstanding as of June 30, 2015	—	$—

19    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2015, the Fund has required certain counterparties to post collateral of $290,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker,

20    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

21    Oppenheimer Limited-Term Government Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes (Continued)

Federal tax cost of securities	$1,450,728,456
Federal tax cost of other investments	(374,017,017)

Total federal tax cost	$1,076,711,439

Gross unrealized appreciation	$23,273,876
Gross unrealized depreciation	(5,748,450)

Net unrealized appreciation	$17,525,426

22    Oppenheimer Limited-Term Government Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/10/2015